UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act o f 1934

                          June 16, 2003 (June 10, 2003)
                Date of Report (Date of earliest event reported)



                               SGD HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)

            Delaware                0-29671                 13-3986493
            --------               -------                  ----------
  (State or other jurisdiction   (Commission               (IRS Employer
        of incorporation)        File Number)           Identification No.)


           3801 William D. Tate Avenue, Suite 100, Grapevine, TX 76051
                    (Address of principal executive offices)


                                 (817) 421-0057
                          Registrant's telephone number

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The registrant has dismissed its former principal accountant, Stephen P. Higgins, CPA of Huntington, New York and engaged Guest & Company, P.C., Certified Public Accountants, of Tulsa, Oklahoma as its principal accountants. The change was made effective June 10, 2003.

During the fiscal year ended July 31, 2002 and the subsequent interim period through June 10, 2003 (which included only the review of the Form 10-QSB for the quarters ended October 31, 2002 and January 31, 2003), there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused them to make reference in connection with their report to the subject matter of the disagreements, and Stephen P. Higgins, CPA has not advised the Company of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304 (a)(1)(v).

The accountant's report of Stephen P. Higgins, CPA as of and for the year ended July 31, 2002, did not contain any adverse opinion or disclaimer of opinion.

The decision to change accountants was approved by the Board of Directors of the registrant.

The registrant has provided Stephen P. Higgins, CPA with a copy of this disclosure and has requested that Stephen P. Higgins, CPA furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Stephen P. Higgins, CPA's letter to the SEC, dated June 16, 2003, is filed as Exhibit 16 to the Form 8-K.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 SGD HOLDINGS, LTD.


                                 By /s/ Terry Washburn, President, Acting CEO
                                 and Principal Accounting Officer


Date:   June 16, 2003

                                  EXHIBIT INDEX


Exhibit                                                                Page
Number                     Description                                Number

16       Stephen P. Higgins, CPA, dated June 16, 2003                    4

Exhibit 16

                           Stephen P. Higgins, C.P.A.
                               67 Dumbarton Drive
                           Huntington, New York 11743


June 16, 2003



Securities and Exchange Commission
450 Fifth Street SW
Washington, D.C. 20549

Re:      SGD Holdings, Ltd.
         Commission File Number 0-29671

Dear Sirs:

We are in agreement with the statements made by the above registrant in its Form 8-K dated June 16, 2003.

Our report on the financial statements of SGD Holdings, Ltd. for the year ended July 31, 2002, contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles.

There were no disagreements with SGD Holdings, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure.

Sincerely,



/s/ Stephen P. Higgins, CPA

Stephen P. Higgins, CPA